                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            September 15, 1996



                         PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                         1-12332                  95-2492236
(State or other jurisdiction      (Commission               (IRS Employer
  of incorporation)                File Number)              Identification No.)

                     2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA     35223
                     (Address of principal executive offices)  (zip code)

       Registrant's telephone number, including area code    (205) 879-9230


                                   N/A
            (former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

         The   following   exhibits  are  filed  with reference to the
         Registration Statements on Form S-3 (Registration Nos.333-3435, 33-55063 and 33-52831) of Protective Life Corporation and PLC Capital L.L.C.:


1(e)(2) Terms Agreement, dated as of September 16, 1996, by and between Protective Life Corporation and Edward D.Jones & Co.

4(g)(3) Supplemental Indenture No. 3, dated as of September 15, 1996, to Senior Indenture, dated as of July 1, 1994, from Protective Life Corporation to The Bank of New York.

4(n) Specimen 7.45% Medium-Term Note due October 1, 2011 (included as Exhibit A to Exhibit 4(g)(3)).

5(d) Opinion of Sutherland, Asbill & Brennan as to the Legality of the securities.

8(c)     Opinion of Sutherland, Asbill & Brennan as to tax matters (included in
         Exhibit 5(d)).

23(f)    Consent of Sutherland, Asbill & Brennan (included in Exhibit 5(d)).




                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PROTECTIVE LIFE CORPORATION



Date:  September 20, 1996                   By:     /s/ Jerry W. DeFoor
                                                   --------------------
                                                   Jerry W. DeFoor
                                                   Vice President and Controller